EXHIBIT 10.12

                                  STOCK PAYMENT
                                    AGREEMENT


     Agreement dated as of the 20th day of December, 2001 by and among HEALTH MANAGEMENT CORPORATION OF AMERICA ("HMCA"), FONAR CORPORATION ("Fonar"), GLENN MURACA, MD ("Muraca") and GIOVANNI MARCIANO ("Marciano").


                                    RECITALS:

     WHEREAS, pursuant to a Stock Purchase Agreement dated March 20, 1998 (the "Stock Purchase Agreement"), HMCA, formerly known as U.S. Health Management Corporation, purchased the issued and outstanding shares of A&A Services, Inc. ("A&A") from Muraca and Marciano;

     WHEREAS, pursuant to the Stock Purchase Agreement, HMCA has issued, in partial payment of the purchase price for the shares of A&A, promissory notes as hereinafter described (the "Notes").

     a) Promissory Note dated March 20, 1998 by HMCA to Marciano in the original principal amount of $2,000,000, payable in 16 equal consecutive quarterly installments of principal and interest in the amount of $150,021.97 each, commencing March 20, 1999, with interest at the rate of 6% per annum, on which the sum of the remaining quarterly installment payments to be made is $900,131.82 as of December 20, 2001 (the "1998 Muraca Note");

     b) Promissory Note dated March 20, 1998 by HMCA to Muraca in the original principal amount of $2,000,000, payable in 16 equal consecutive quarterly installments of principal and interest in the amount of $150,021.97 each, commencing March 20, 1999, with interest at the rate of 6% per annum, on which the sum of the remaining quarterly installment payments to be made is $900,131.82 as of December 20, 2001 (the "1998 Muraca Note"); and

     c)  Promissory  Note dated  September  20,  2000 by HMCA to Marciano in the original principal amount of $1,000,000, payable in 8 equal consecutive quarterly installments of principal and interest in the amount of $133,584.00 each, commencing December 20, 2000, with interest at the rate of 6% per annum, on which the sum of the remaining quarterly installment payments to be made is $667,920.00 as of December 20, 2001 (the "2000 Marciano Note");

     d) Promissory Note dated September 20, 2000 by HMCA to Muraca in the original principal amount of $1,000,000, payable in 8 equal consecutive quarterly installments of principal and interest in the amount of $133,584.00 each, commencing December 20, 2000, with interest at the rate of 6% per annum, on which the sum of the remaining quarterly installment payments to be made is $667,920.00 as of December 20, 2001 (the "2000 Muraca Note").

     WHEREAS, the total amount of the remaining quarterly installment payments to be made to each of Muraca and Marciano under the Notes is $1,568,051.80 ($3,136,103.60 in the aggregate);

     WHEREAS, there is additional interest of $2,959.33 on each of the 1998 Notes or $5,918.66 in the aggregate (the "Additional Interest");

     WHEREAS, Muraca and Marciano have agreed to accept shares of the Common Stock of Fonar, the parent of HMCA, on the terms and conditions hereinafter set forth; and

     WHEREAS, Fonar has determined that it is in the best interest of Fonar and HMCA for shares of Fonar's Common Stock to be used to satisfy the foregoing obligations;

     NOW THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto agree as follows:

1. Definitions. The terms listed below shall have the meanings set forth herein:

     a)   1998  Notes:  1998  Marciano  Note  and  1998  Muraca  Note.

     b)   2000  Notes:  2000  Marciano  Note  and  2000  Muraca  Note.

     c)   Marciano  Notes:  1998 Marciano Note and 2000 Marciano Note.

     d)   Muraca  Notes:  1998  Muraca  Note  and  2000  Muraca  Note.

     e) Notes: 1998 Marciano Note, 1998 Muraca Note, 2000 Marciano Note and 2000 Muraca Note.

     f) Outstanding Installment Payments: When used with respect to any Note or Notes, the remaining quarterly installment payments to be made thereunder as of December 20, 2001.

     g) Total Obligation: When used with respect to any Note or Notes, One Hundred and Fifteen Percent (115%) of the sum of the Outstanding Installment Payments of said Note or Notes plus the Additional Interest on the 1998 Notes. The Total Obligation as so determined is $3,613,325.50 .

2. Payment in Shares of Common Stock. Muraca and Marcinao shall accept payment of the Notes in shares of the Common Stock of Fonar (the "Fonar Shares") in consideration of Fonar paying the full amount of the Outstanding Installment Payments plus the Additional Interest plus a premium of fifteen percent of the Outstanding Installment Payments and the Additional Interest (the "Total Obligation"). Subject to the limitations and conditions set forth in this Agreement, the number of Fonar Shares to be issued in the aggregate under this Agreement shall be such number as shall be necessary for Muraca and Marciano to realize "Net Proceeds" of the sale thereof equal to the Total Obligation under the Notes. "Net Proceeds" for the purpose hereof shall mean the proceeds from the sale of the shares after the deduction of all commissions and other costs of the transaction.

3. Issuance of Shares. No later than January 14, 2002, Fonar shall issue to each of Muraca and Marciano the lesser of 1,000,000 Fonar Shares (2,000,000 Fonar Shares in the aggregate) or the number of Fonar Shares having a market value (as hereinafter computed) as of the day prior to the issuance of the Fonar Shares equal to the Total Obligation on the Notes payable to him. If on July 1, 2002, and the first day of every quarter thereafter, the sum of the Net Proceeds from the Fonar Shares sold by each of Muraca or Marciano shall not have been equal to or greater that the Total Obligation on the Notes payable to him, then Fonar shall issue to him a number of Fonar Shares having a market value as of the day prior to issuance equal to the Total Obligation on the Notes payable to him, less the Net Proceeds of the Fonar Shares previously sold by him, less the market value of the Fonar Shares previously issued but unsold as of the day prior to the issuance of the additional Fonar Shares. Fonar shall have the option of issuing additional shares at such time or any time thereafter to cover estimated commissions and other costs of sale or to take account of any decline in the market price of Fonar's Common Stock. Fonar shall retain the option not to issue more than 2,500,000 Fonar Shares to each of Muraca and Marciano in the aggregate under this Agreement, but such limitation is extended only to allow Fonar to limit dilution of its outstanding stock and will not limit Fonar's liability for any portion of the Total Obligation of the Notes in the event the Net Proceeds from the sale of Fonar Shares is not sufficient to satisfy the Total Obligations, as contemplated in Section 10 hereof.

4. Market Value. The market value of Fonar Shares as of any date shall be determined by taking the average of the closing prices (bid prices, if prices are reported only as bid and ask prices) of Fonar's Common Stock as reported on the NASDAQ System for the 30 trading days immediately proceeding the issue date of the shares.

5. Registration of Fonar Shares. The initial Fonar Shares which will be issued to Muraca and Marciano will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and as such will not be able to be resold until they are so registered or an exemption from such registration is available. By January 15, 2002, Fonar will file with the Securities and Exchange Commission a registration statement or an amendment to a previously filed registration statement to cover the Fonar Shares which have been issued and which may be issued hereafter to Muraca and Marciano. Fonar will use its best efforts to cause the registration statement to become effective in as short a time period as possible. Fonar Shares which may be issued following the original issuance of Fonar Shares will be registered or unregistered, depending on whether the registration statement covering said shares has become effective.

6. Escrow. All Fonar shares to be issued to Muraca and Maricano under this Agreement will beheld in escrow by a brokerage firm selected by Muraca and Marciano and acceptable to Fonar. The shares in escrow may be sold in accordance with the instructions of Muraca and Marciano, subject to the volume limitations set forth in Section 7 hereof. The escrow agreement shall be substantially in the form of Exhibit A hereto. If the brokerage firm does not consent to act as escrow agent, the shares may be held by the brokerage firm as a depository subject to the direction of an escrow agent mutually agreeable to HMCA, Muraca and Marciano, pursuant to a depository agreement substantially in the form of Exhibit B hereto. The requirement that Fonar Shares be held in escrow shall not be effective until the shares are registered under the Securities Act and the restrictive legends have been removed from the certificates representing the shares.

7. Volume Limitations. Until June 30, 2002, each of Muraca and Marciano shall sell not more than 66,666 shares of the Fonar Common Stock received by them hereunder per month, if the average closing bid price of the Common Stock of Fonar for the prior calendar month is at least $1.50 per share and no more than 52,083 shares per month, if the average closing bid price of the Common Stock of Fonar for the prior calendar month is less than $1.50 per share. In addition, at all times, both before and after June 30, 2002, each of Muraca and Marciano, shall sell no more than the lesser of 10,000 shares of Fonar Common Stock, or 10% of the preceding business day's trading volume for Fonar Common Stock, on any day. These volume limitations may be increased from time to time on the mutual agreement of the parties, which need not be in writing.

8. Suspension of Note Payments and Accrual of Interest. During the period this Agreement is in effect, Fonar shall not be required to pay any of the originally scheduled installments of principal and interest under the Notes. In consideration of Fonar's agreement to pay the premium incorporated into the calculation of the Total Obligation on the Notes, no interest will accrue on the Notes during the term of this Agreement, and upon payment in full of the Total Obligation of a Note said Note shall be fully satisfied and paid.

9. Obligation to Use Best Efforts to Sell. Subject to the volume limitations in Section 7 of this Agreement, each of Muraca and Marciano shall use his best efforts to sell all the Fonar Shares issued to him. If either Muraca or Marciano shall have failed to sell all of his Fonar Shares within thirty
     (30) days of the time he could have, taking into account the volume limitations contained herein, then for the purpose of determining whether the Total Obligation payable on the Notes payable to him has been paid, he shall be deemed to have received Net Proceeds equal to the higher of the market value of said unsold Fonar Shares as of the date they were issued to him or the date they first could have been sold, as determined pursuant to
     Section 4 hereof. The foregoing will not apply in any case where Fonar has consented to Muraca and Marciano delaying the sale of Fonar Shares, or where Fonar has requested them to delay selling Fonar Shares.

10. Final Payment on the Notes; Application of Net Proceeds; Termination of Stock Payments. In determining whether the Total Obligation on the Notes has been satisfied, the Net Proceeds realized by Muraca and shall be applied pro rata to the Muraca Notes and the Net Proceeds realized by Marciano shall be applied pro rata to the Marciano Notes.

If the Total Obligation with respect to a Note is not paid by the time the final payment on said Note under the original payment schedule would have been due (December 20, 2002 in the case of the 1998 Notes and September 20, 2002 in the case of the 2000 Notes), then interest at the rate of 6% per annum shall commence to accrue on the unpaid balance of the Total Obligation of said Note and be included as part of the Total Obligation. In such case the payee on the Note shall have the option of continuing to receive payments in Fonar Shares, in accordance with Sections 2 and 3 of this Agreement, until the Total Obligation of the Note is fully satisfied, or to terminate the stock payments and elect to receive the balance of the Total Obligation of the Note in cash or by check or wire transfer. The payee may exercise this option by giving notice at any time commencing thirty (30) days prior to the date final payment is due by giving at least thirty (30) days prior written notice.

10A. Other Events Giving Rise to Termination Option. Muraca and Marciano shall also have the option to terminate the payments in Fonar Shares and elect to receive the balance of the Total Obligation of the Notes in cash or by check or wire transfer in the event any one or more of the following shall occur:

     a) Trading of shares of the common stock of Fonar shall cease or be suspended for at least five consecutive trading days; or

     b) Fonar shall cease doing business as a going concern, make an assignment for the benefit of creditors, file a petition commencing a voluntary case under any chapter of Title 11 of the United States Code (the "Bankruptcy Code"), be adjudicated an insolvent, file a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law, rule or regulation or file an answer admitting the material allegations of a petition filed against it in any such proceeding, consent to the filing of such a petition or acquiesce in the appointment of a trustee, receiver or liquidator of it or of all or any part of its assets or properties, or take any action looking to its dissolution or liquidation; or

     c) An order for relief against Fonar shall have been entered under any chapter of the Bankruptcy Code or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief against Fonar under any present or future statute, law, rule or regulation, or any trustee, receiver or liquidator of Fonar or of all or any part of its assets and properties shall be appointed; or if there is commenced against Fonar any proceeding seeking any such relief or the appointment of any such trustee, receiver or liquidator which remains undismissed for a period of sixty (60) days.

11. Effect of Termination of Stock Payments. In the event that either Muraca (or his assignees) or Marciano (or his assignees) elects to terminate the payments in Fonar Shares prior to December 20, 2002 and receive the unpaid portion of the Total Obligation of a Note in cash or by check or wire transfer, then the provisions of the Amendment to Employment Agreements executed by Muraca, Marciano, Damadian MRI in Forest Hills, P.C. and others concurrently herewith shall terminate. HMCA shall have sixty (60) days thereafter to make full payment.

12. Reservation of Rights Under Notes and Other Agreements. In the event of a default under this Agreement in the payment of any part of the Total Obligation of any Note, then Muraca or Marciano, as the case may be, may elect to exercise his rights under the Note with respect to any amount which remains unpaid thereunder in addition to exercising any other remedies he may have under this Agreement or at law. Muraca and Marciano shall have preserved all of their existing rights and remedies under the Notes and the other agreements entered into in connection with the acquisition of A & A, including but not limited to the Stock Purchase Agreement dated March 20, 1998.

13. Salary of Wayne Muraca. Section 7(b) of the Stock Purchase Agreement is modified to provide that the compensation of Wayne Muraca shall be increased to $75,000 per annum, together with the car allowance as provided therein, effective as of November 9, 2001 and to $85,000 per annum, together with the car allowance provide therein effective as of January 1, 2002, with annual cost of living increases based on the consumer price index, or if such index is not available, a similar index.

14. Payment of Muraca and Marciano's Attorneys. HMCA will pay Felice Muraca, Esq., the attorney for Muraca and Marciano, the sum of $5,000 for services rendered in connection with the transactions contemplated herein immediately upon the execution of this Agreement.

15. Miscellaneous. This Agreement shall be construed in accordance with the laws of the State of New York. This Agreement may not be assigned by any party without the prior written consent of the other parties hereto; this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and permitted assigns. Captions and headings are for convenience of reference only and shall not affect the interpretation of this Agreement. This Agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the parties have executed this Agreement in the manner legally binding upon them as of the day and year first above written.


                                      HEALTH MANAGEMENT CORPORATION OF AMERICA

                                      By: /s/Raymond V. Damadian, President
                                          Raymond V. Damadian, Presiden

                                      /s/Glenn Muraca
                                      GLENN MURACA

                                      /s/Giovanni Marciano
                                      GIOVANNI MARCIANO


                                      FONAR CORPORATION

                                      By: /s/Raymond V. Damadian, President
                                          Raymond V. Damadian, Presiden

                                    EXHIBIT A

                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT ("Agreement") is made and entered into as of the _____ day of _______, 200_ by and among Fonar Corporation ("Fonar"), Health Management Corporation of America ("HMCA"), Glenn Muraca, D.O., ("Muraca"), Giovanni Marciano, D.O. ("Marciano") and [Name of Escrow Agent] (the "Escrow Agent").


                                    RECITALS

     A. Fonar, HMCA, Muraca and Marciano have entered into a Stock Payment Agreement dated December 20, 2001, pursuant to which Muraca and Marciano agreed to accept shares of Fonar Common Stock (the "Fonar Common Stock") in payment of certain promissory notes, as provided therein (the "Stock Payment Agreement").

     B. The Stock Payment Agreement provided that the shares of Fonar Common Stock to be delivered to Muraca and Marciano would be held in escrow and that the sale of said shares would be subject to certain volume limitations, as set forth in the Stock Payment Agreement.

     C. The Escrow Agent has agreed to act as escrow agent as requested by Fonar, HMCA, Muraca and Marciano, in accordance with the terms and conditions herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and promises contained herein, the parties, each intending to be legally bound hereby, agree as follows:

1.   Creation  and  Establishment  of Escrow;  Delivery of Fonar  Common  Stock;
     Cooperation and Assistance of Muraca and Marciano. The certificates representing the Fonar Common Stock shall be delivered to the Escrow Agent at such times as the shares of the Fonar Common Stock are registered under the Securities Act of 1933, as amended and the restrictive legends thereon are removed. Concurrently with the delivery of the certificates, Muraca and Marciano shall deliver to the Escrow Agent stock powers covering all of said shares then delivered duly executed in blank and undated, with signature guarantees. Upon delivery to the Escrow Agent, the foregoing shall be held in escrow by the Escrow Agent in accordance with the terms and conditions of this Agreement. From and after the date of this Agreement, the parties shall provide reasonable cooperation with, and assistance to, the Escrow Agent to permit the Escrow Agent to make any necessary exchanges of certificates representing the Fonar Common Stock and to otherwise facilitate the disposition of the Fonar Common Stock in accordance with the terms of this Agreement (the shares of Fonar Common Stock held by the Escrow Agent in escrow under this Agreement are hereinafter sometimes referred to as the "Escrowed Shares").

2. Sale of Fonar Common Stock. Subject to the volume limitation and other terms, conditions and restrictions hereinafter set forth, the Escrowed Shares may be sold at the request of Muraca and Marciano at any time following their delivery to the Escrow Agent. Any sales of Escrowed Shares which may be permitted hereunder shall be made on the basis of instructions provided by Muraca and Marciano in such manner and by such designated person or persons as may be arranged by Muraca and Marciano and the Escrow Agent. The disposition of the net proceeds (after deductions of commissions and fees) of any such sales shall be in accordance with instructions provided by Muraca and Marciano.

3. Volume Limitations. Notwithstanding the provisions of Paragraph 2 hereof, the maximum number of Escrowed Shares which may be sold in the aggregate on any day shall be limited to the lesser of 20,000 shares or 10% of the trading volume for the Common Stock of Fonar (NASDAQ: FONR), as reported on the NASDAQ System, on the previous trading day. In addition, until June 30, 2002, the maximum numbers of Escrowed Shares which can be sold in any calendar month will be 133,333 Escrowed Shares if the average closing bid price of the Common Stock of Fonar for the prior calendar month is at least $1.50 per share and 104,167 Escrowed Shares if the average closing bid price of the Common Stock of Fonar for the prior calendar month is less than $1.50 per shares.

4. Provisions Concerning Escrowed Shares. During the period the Escrowed Shares are held in escrow hereunder:

     (a) Voting Powers. Muraca and Marciano shall have the right to exercise any and all voting powers with respect thereto.

     (b) Stock Splits and Stock Dividends. Any dividends consisting of shares of the Common Stock of Fonar payable with respect to the Escrowed Shares or any additional shares of the Common Stock of Fonar to which the holders of the Escrowed Shares may become entitled by reason of any stock split, or any securities into which the Escrowed Shares might be changed pursuant to a merger, consolidation or amendment to the Certificate of Incorporation of Fonar Corporation, shall be delivered to the Escrow Agent and held in escrow by the Escrow Agent as shares of Escrowed Shares, pursuant to the terms and conditions of this Agreement.

     (c) Other Dividends and Distributions. All cash dividends which may be declared and paid on the Escrowed Shares and, except as set forth in
          Section 4(b) above, all dividends and distributions of other property payable with respect to the Escrowed Shares, shall be delivered to Muraca and Marciano.

     (d) Encumbrances. Muraca and Marciano may pledge or otherwise encumber their respective interests in the Escrowed Shares, but any pledgee or other secured party shall be subject to the terms of this Agreement, and no shares of the Escrowed Shares shall be released from escrow or sold otherwise than in accordance with the terms of this Agreement.

5. Compensation of Escrow Agent. No compensation shall be payable by either Fonar and HMCA or Muraca and Marciano to the Escrow Agent for acting as escrow agent hereunder, but the Escrow Agent shall be entitled to commissions and fees, payable by Muraca and Marciano, in connection with the sales of any Fonar Common Stock made through it as a broker/dealer. In addition, to the extent the Escrow Agent shall incur any out-of-pocket costs and expenses in connection with the performance of its duties as expressly provided hereunder, or at the request of Fonar, HMCA, Muraca and Marciano, including the reasonable fees of legal counsel, if any, Fonar, HMCA, Muraca and Marciano shall reimburse the Escrow Agent in equal shares.

6. Term of Agreement. Unless earlier terminated by the agreement of the parties or as otherwise provided herein, this Agreement and the escrow created hereby shall continue until such time as all the shares of Fonar Common Stock to be issued and sold under the Stock Payment Agreement have been issued and sold, returned to Fonar or HMCA or otherwise distributed in accordance with the terms hereof or the express written instructions of Fonar, HMCA and Muraca and Marciano.

7. Limitation of Escrow Agent's Duties. (a) All parties hereto acknowledge that the duties of the Escrow Agent hereunder are solely ministerial in nature and have been requested for their convenience. The Escrow Agent shall not be deemed to be the agent of either party hereto, or to have any legal or beneficial interest in any of the escrowed assets. The parties agree that the Escrow Agent shall not be liable for any act or omission taken or suffered in good faith with respect to this Agreement, unless such act or omission is the result of the gross negligence or willful misconduct of the Escrow Agent.

     (b) The Escrow Agent may consult with legal counsel and shall be fully protected and incur no liability relative to any action or inaction taken in good faith in accordance with the advice of such counsel. The Escrow Agent shall have no responsibility for determining the genuineness or validity of any certificate, document, notice or other instrument or item presented to or deposited with it, and shall be fully protected in acting in accordance with any written instruction given to it by the parties hereto in accordance with the terms hereof and reasonably believed by the Escrow Agent to have been signed by the proper representatives of such parties.

     (c) The Escrow Agent shall not be required to institute legal proceedings of any kind. The Escrow Agent shall not be required to defend any legal proceedings which may be instituted against it with respect to this Agreement unless requested to do so in writing by any of the parties hereto, and unless and until it is indemnified by the requesting party to the satisfaction of the Escrow Agent, in its sole discretion, against the cost and expense of such defense, including without limitation the reasonable fees and expenses of its legal counsel. If any conflicting demand shall be made upon the Escrow Agent, it shall not be required to determine the same or take any action thereon and may await settlement of the controversy by appropriate and nonappealable legal proceedings. Upon the commencement of any action against or otherwise involving the Escrow Agent with respect to this Agreement, or upon advice of counsel under subsection
          (b) hereunder, the Escrow Agent shall be entitled to interplead the matter of this escrow into a court of competent jurisdiction in the State of New York and, in such event, the Escrow Agent shall be relieved of and discharged from any and all obligations and liabilities under this Agreement. In any such action, the Escrow Agent shall be entitled to the indemnities provided in Section 8 below.

8. Indemnification of Escrow Agent. Fonar, HMCA, Muraca and Marciano jointly and severally shall hold harmless and indemnify the Escrow Agent, its partners, employees and agents from and against all obligations, liabilities, claims, suits, judgments, losses, damages, costs or expenses of any kind or nature, including without limitation reasonable attorneys' fees, which may be imposed on, incurred by, or asserted against the Escrow Agent, under or by reason of this Agreement, except when due to the gross negligence or willful misconduct of the Escrow Agent. The foregoing indemnities shall survive the resignation of the Escrow Agent or the termination of this Agreement.

9. Resignation of Escrow Agent. The Escrow Agent in its sole discretion may resign at any time and be discharged of its duties hereunder by giving ninety (90) days prior written notice to the parties hereto, which notice shall specify the date of such resignation. In the event the parties fail to appoint a successor escrow agent and notify the Escrow Agent in writing of such appointment within such ninety (90) day period, the Escrow Agent shall be deemed to be solely a custodian of the escrowed property without further duties hereunder, and shall be entitled to petition a court of competent jurisdiction to appoint a successor escrow agent. Upon the appointment of a successor escrow agent by the parties hereunder or by such court, the Escrow Agent's duties and liabilities under this Agreement shall terminate.

10. Assignment. Except to the extent provided herein, no assignment by any party hereunder of its rights hereunder shall be effective without prior written consent of the other parties hereto, except that HMCA shall be entitled to assign its rights to its parent, Fonar Corporation or to any successor to HMCA or Fonar Corporation which agrees to be bound hereby. Notice of any permitted assignment shall be given in writing by the assigning party to the other parties hereto. On any permitted assignment, the assignee or assignees shall be vested with all the rights, powers, and remedies of the assigning party hereunder. From and after the effective date of any such assignment, the Escrow Agent shall be entitled to rely on any written instructions received from any such assignee, to the same extent as it previously was entitled to rely on any written instructions received from the assignor.

11. Applicable Law. This Agreement has been executed and delivered in the State of New York and shall be governed by and construed in accordance with the law of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

12. Further Assurances. The parties agree that they will cooperate with each other and the Escrow Agent and will execute and deliver, or cause to be executed and delivered, all such stock powers, proxies, powers of attorney, dividend orders, and other instruments and documents and will take all such other action, as the other party or the Escrow Agent may reasonably request from time to time in order to carry out the provisions and purposes hereof.

13. Notices. Any notices or other communications required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered on the same day if delivered personally or by facsimile transmission with voice confirmation of receipt, or shall be deemed given on the date receipt is confirmed if mailed by registered or certified mail or receipted commercial overnight carrier (e.g., Federal Express, DHL, etc.), return receipt or confirmation of delivery requested, to the parties at the following addresses:



     (a)  If to Fonar, to:

          Fonar Corporation
          110 Marcus Drive
          Melville, New York  11747
          Facsimile No.: (631) 753-5150
          Attn: Raymond V. Damadian
             Henry T. Meyer, Esq.


     (b)  If HMCA, to:

           Health Management Corporation of America
           6 Corporate Center Drive
           Melville, New York 11747
                    Facsimile No.:  (631) 630-1070
           Attn:  Timothy Damadian

           With a copy to:

           Henry T. Meyer, Esq.
           110 Marcus Drive
           Melville, New York  11747
           Facsimile No.: (631) 753-5150

     (c)  If to Glenn Muraca, D.O., to:

          _____________________________
          _____________________________

          Facsimile No.: __________________

     (d)  If to Giovanni Marciano, D.O., to:

          _____________________________
          _____________________________

          Facsimile No.:  _________________


     (e)  If to the Escrow Agent:

          _____________________________
          _____________________________
          _____________________________

          Facsimile No.:  _________________
          Attn:  _________________________

     or to such other person or address as a party may hereafter designate for notice or other communications to such party by written notice to the other party and the Escrow Agent in the manner herein described. Any notice sent by Fonar, HMCA, Muraca or Marciano to the Escrow Agent shall be furnished to the other parties in the same manner such notice is sent to the Escrow Agent.

14. Consent to Jurisdiction and Service. Any legal action or proceeding arising out of this Agreement may be brought in any state or federal court sitting in the State of New York and the parties hereby irrevocably consent and submit to the exclusive jurisdiction of said courts and irrevocably agree that all claims in any such action or proceeding shall be heard, determined in and enforced by any such court.

15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Fonar, HMCA, Muraca, Marciano, the Escrow Agent and their respective successors and permitted assigns.

16. General Provisions. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement shall not be modified or amended except by a written instrument executed by all parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized officers of the parties as of the date first above written.


                                   FONAR CORPORATION

                                   By: ______________________________________


                                   HEALTH MANAGEMENT CORPORATION OF AMERICA

                                   By:  ______________________________________



                                   --------------------------------------
                                   GLENN MURACA, D.O.



                                   --------------------------------------
                                   GIOVANNI MARCIANO, D.O.


                                   as Escrow Agent only

                                   By: _______________________________________

                                    EXHIBIT B

                              DEPOSITORY AGREEMENT


     THIS DEPOSITORY AGREEMENT ("Agreement") is made and entered into as of the ____ day of _____, 200_, by and among Fonar Corporation ("Fonar"), Health Management Corporation of America (`HMCA"), Glenn Muraca, D.O. ("Muraca"), Giovanni Marciano, D.O. ("Marciano"), [Name of Escrow Agent] (the "Escrow Agent") and [Name of Brokerage Firm] (the "Depository").

                                    RECITALS

     A. Fonar, HMCA, Muraca and Marciano have entered into a Stock Payment Agreement dated December 20, 2001, pursuant to which Muraca and Marciano agreed to accept shares of Fonar Common Stock (the "Fonar Common Stock") in payment of certain promissory notes, as provided therein (the "Stock Payment Agreement").

     B. The Stock Payment Agreement provided that the shares of Fonar Common Stock to be delivered to Muraca and Marciano would be held in escrow and that the sale of said shares would be subject to certain volume limitations, as set forth in the Stock Payment Agreement.

     C. Fonar, HMCA, Muraca, Marciano and the Escrow Agent gave agreed that the shares of Fonar Common Stock to be held in escrow be held by the Depository, subject to the direction of the Escrow Agent as provided herein.

     D. The Depository has agreed to act as the depository for the Fonar Common Stock in accordance with the terms hereof and, except as hereinafter provided the Escrow Agent shall be the only party authorized to instruct the Depository as to the disposition of the Fonar Common Stock.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and promises contained herein, the parties, each intending to be legally bound hereby, agree as follows:

     1. Creation and Establishment of Escrow; Delivery of Fonar Common Stock; Cooperation and Assistance of Muraca and Marciano. Fonar, HMCA, Muraca , Marciano or the Escrow Agent shall deliver certificates representing the Fonar Common Stock to the Depository. Concurrently therewith, Muraca and Marciano or the Escrow Agent shall deliver to the Depository stock powers covering all of said shares, duly executed in blank and undated, with signature guarantees. Upon delivery to the Depository, the foregoing shall be held in accordance with the terms and conditions of this Agreement. From and after the date of this Agreement, Fonar, HMCA, Muraca and Marciano shall provide reasonable cooperation with, and assistance to, the Escrow Agent and Depository to permit the Escrow Agent and Depository to make any necessary exchanges of certificates representing the Fonar Common Stock and to otherwise facilitate the disposition of the Fonar Common Stock in accordance with the terms of this Agreement.

     2. Escrow. The terms of the escrow are set forth in a separate agreement of even date herewith. A copy of such escrow agreement shall be provided to the Depository at its request, but the Depository shall in no respect be responsible for monitoring compliance by the Escrow Agent with the terms thereof and shall be fully protected in relying upon the instructions of the Escrow Agent or Fonar, HMCA, Muraca and Marciano, acting jointly, as hereinafter provided. The proceeds of any sale of Fonar Common Stock shall be released to Muraca and Marciano.

     3. Authority of Escrow Agent; Duties and Agreements of Depository. The Depository shall hold the Fonar Common Stock in an account or accounts in the names of Muraca and Marciano. Notwithstanding that the Escrow Agent has no beneficial interest in the Fonar Common Stock, the Escrow Agent shall be the only party from whom the Depository shall accept any instructions with respect to the sale, assignment, transfer, release or other disposition or treatment of the Fonar Common Stock and any dividends or distributions which may be paid thereon. The initial employees of the Escrow Agent who shall issue instructions hereunder on its behalf shall be __________________________. The Escrow Agent may change these employees at any time by written notice to the Depository. In addition to placing sell orders, the Escrow Agent may direct the Depository to release shares to Muraca and Marciano or return them to HMCA and Fonar.

     4. Temporary Authorization. Upon written authorization from the Escrow Agent by one of its designated employees, Muraca and Marciano may issue instructions to the Depository to sell up to such number of shares of the Fonar Common Stock per day, week or month for such period of time as may be specified in the authorization. Such authorization shall be subject to and in accordance with the provisions of the Escrow Agreement relating to the maximum numbers of shares which can be sold during specified time periods. The Escrow Agent may issue such authorizations from time to time.

     5. Change of Depository. A new Depository may be appointed and recognized hereunder only if such new appointment or change is made in a writing signed by Fonar, HMCA, Muraca and Marciano.

     6. Instructions from Fonar, HMCA, Muraca and Marciano. Notwithstanding anything contained herein to the contrary, if Fonar, HMCA, Muraca and Marciano jointly issue instructions to the Depository in writing, then the Depository shall rely on those instructions notwithstanding the absence of any instructions from the Escrow Agent or any instructions from the Escrow Agent to the contrary.

     7. Limitation of Depository's Duties.

     (a) All parties hereto acknowledge that the duties of the Depository hereunder are solely ministerial in nature and have been requested for their convenience. The Depository shall not be deemed to be the agent of any party hereto, or to have any legal or beneficial interest in any of the escrowed assets. The parties agree that the Depository shall not be liable for any act or omission taken or suffered in good faith with respect to this Agreement, unless such act or omission is the result of the gross negligence or willful misconduct of the Depository.

     (b) The Depository may consult with legal counsel and shall be fully protected and incur no liability relative to any action or inaction taken in good faith in accordance with the advice of such counsel. The Depository shall have no responsibility for determining the genuineness or validity of any certificate, document, notice or other instrument or item presented to or deposited with it, and shall be fully protected in acting in accordance with any written instruction given to it by the parties hereto in accordance with the terms hereof and reasonably believed by the Depository to have been signed by the proper representatives of such parties.

     (c) The Depository shall not be required to institute legal proceedings of any kind. The Depository shall not be required to defend any legal proceedings which may be instituted against it with respect to this Agreement unless requested to do so in writing by any of the parties hereto, and unless and until it is indemnified by the requesting party to the satisfaction of the Depository, in its sole discretion, against the cost and expense of such defense, including without limitation the reasonable fees and expenses of its legal counsel. If any conflicting demand shall be made upon the Depository, it shall not be required to determine the same or take any action thereon and may await settlement of the controversy by appropriate and nonappealable legal proceedings. Upon the commencement of any action against or otherwise involving the Depository with respect to this Agreement, or upon advice of counsel under subsection (b) hereunder, the Depository shall be entitled to interplead the matter of this escrow into a court of competent jurisdiction in the State of New York and, in such event, the Depository shall be relieved of and discharged from any and all obligations and liabilities under this Agreement. In any such action, the Depository shall be entitled to the indemnities provided in Section 8 below.

     8. Indemnification of Depository. Fonar, HMCA, Muraca and Marciano jointly and severally shall hold harmless and indemnify the Depository, its partners, employees and agents from and against all obligations, liabilities, claims, suits, judgments, losses, damages, costs or expenses of any kind or nature, including without limitation reasonable attorneys' fees, which may be imposed on, incurred by, or asserted against the Depository, under or by reason of this Agreement, except when due to the gross negligence or willful misconduct of the Depository. The foregoing indemnities shall survive the resignation of the Depository or the termination of this Agreement.

     9. Resignation of Depository. The Depository in its sole discretion may resign at any time and be discharged of its duties hereunder by giving ninety
(90) days prior written notice to the parties hereto, which notice shall specify the date of such resignation. In the event the parties fail to appoint a successor depository and notify the Depository in writing of such appointment within such ninety (90) day period, the Depository shall be deemed to be solely a custodian without further duties hereunder, and shall be entitled to petition a court of competent jurisdiction to appoint a successor depository. Upon the appointment of a successor depository by the parties hereunder or by such court, the Depository's duties and liabilities under this Agreement shall terminate.

     10. Assignment. Except to the extent provided herein, no assignment by any party hereunder of its rights hereunder shall be effective without prior written consent of the other parties hereto, except that HMCA shall be entitled to assign its rights to its parent, Fonar Corporation or to any successor to HMCA or Fonar Corporation which agrees to be bound hereby. Notice of any such permitted assignment shall be given in writing by the assigning party to the other parties hereto. On any permitted assignment, the assignee or assignees shall be vested with all the rights, powers, and remedies of the assigning party hereunder. From and after the effective date of any such assignment, the Depository shall be entitled to rely on any written instructions received from any such assignee, to the same extent as it previously was entitled to rely on any written instructions received from the assignor.

     11. Applicable Law. This Agreement has been executed and delivered in the State of New York and shall be governed by and construed in accordance with the law of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     12. Notices. Any notices or other communications required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered on the same day if delivered personally or by facsimile transmission with voice confirmation of receipt, or shall be deemed given on the date receipt is confirmed if mailed by registered or certified mail or receipted commercial overnight carrier (e.g., Federal Express, DHL, etc.), return receipt or confirmation of delivery requested, to the parties at the following addresses:


(a)      If Fonar, to:

         Fonar Corporation
         110 Marcus Drive
         Melville, New York  11747
         Facsimile: (631) 753-5150
         Attn: Raymond V. Damadian
                   Henry T. Meyer, Esq.


(b)      If HMCA, to:

         Health Management Corporation of America
         6 Corporate Center Drive
         Melville, New York  11747
         Facsimile No.:  (631) 630-1070
         Attn:  Timothy Damadian


         With a copy to

         Henry T. Meyer, Esq.
         110 Marcus Drive
         Melville, New York  11747
         Facsimile No. (631) 753-5150

(c)      If to Muraca, to:

         Glenn Muraca, D.O.
         _____________________________
         _____________________________

         Facsimile No.:  ________________________


(d)      If to Marciano, to:

         Giovanni Marciano, D.O.
         _____________________________
         _____________________________

         Facsimile No.: ________________________

(e)      If to the Escrow Agent:

         _____________________________
         _____________________________
         _____________________________

         Facsimile No.:_____________________
         Attn: ____________________________

(e)      If to the Depository:

         _____________________________
         _____________________________
         _____________________________

         Facsimile No.: _______________________
         Attn:  ______________________________

or to such other person or address as a party may hereafter designate for notice or other communications to such party by written notice to the other party and the Depository in the manner herein described.

     13. Consent to Jurisdiction and Service. Any legal action or proceeding arising out of this Agreement may be brought in any state or federal court sitting in the State of New York and the parties hereby irrevocably consent and submit to the exclusive jurisdiction of said courts and irrevocably agree that all claims in any such action or proceeding shall be heard, determined in and enforced by any such court.

     14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

     15. General Provisions. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement shall not be modified or amended except by a written instrument executed by all parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized officers of the parties as of the date first above written.


                                   FONAR CORPORATION

                                   By: __________________________________

                                   HEALTH MANAGEMENT CORPORATION OF AMERICA

                                   By:  ______________________________________


                                   By: ______________________________________
                                          GLENN MURACA, D.O.


                                   By: ______________________________________
                                          GIOVANNI MARCIANO, D.O.


                                   ------------------------------------------
                                   as Escrow Agent only


                                   By: ______________________________________


                                   _______________________, as Depository only

                                   By: ______________________________________